UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2021

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Enstar Group Limited ("we," "our," or the "Company") is filing this Current Report on Form 8-K to recast the financial information and financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 1, 2021 ("2020 Annual Report on Form 10-K"), in order to give effect to a change in its segment reporting.
In connection with such change, we issued a recast Financial Supplement for the year ended December 31, 2020 (the "Financial Supplement") on June 11, 2021. A copy of the Financial Supplement is attached hereto and is incorporated herein by reference, and will be available on the "Investor Relations" page of the Company's website located at www.enstargroup.com.
The information contained in the Financial Supplement is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission ("SEC") filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty to further publicly update, revise or recast the information contained in the Financial Supplement, although it may do so from time to time as its management believes is warranted. Any such further updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered "filed" under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended.
Item 8.01. Other Events.
As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on May 7, 2021 (the “2021 Quarterly Report”), we revised our segment structure during the first quarter of 2021 to align with how our chief operating decision maker (who was determined to be our Chief Executive Officer) views our business, assesses performance and allocates resources to our business components. Effective January 1, 2021, following the completion of various strategic transactions related to both Atrium and StarStone, our business is now organized into three reportable segments: (i) Run-off; (ii) Investments; and (iii) Legacy Underwriting.
This Current Report on Form 8-K presents our financial results for the year ended December 31, 2020 and is consistent with the presentation included in our 2021 Quarterly Report.
The information included in this Current Report on Form 8-K, including Exhibit 99.2, is presented in connection with the revised segment structure described above and does not otherwise materially amend or restate our audited consolidated financial statements that were included in our 2020 Annual Report on Form 10-K. Unaffected items and unaffected portions of the 2020 Annual Report on Form 10-K have not been repeated in, and are not amended or modified by, this Current Report on Form 8-K, other than as required to reflect our updated reporting segments or as noted in the financial statements contained therein.
Exhibit 99.2 to this Current Report on Form 8-K does not reflect events occurring after we filed the 2020 Annual Report on Form 10-K, except as otherwise noted therein. More current information is contained in the Company's filings subsequent to the date of filing of the 2020 Annual Report on Form 10-K, including the 2021 Quarterly Report, which also contains important information regarding forward-looking statements, events, developments or updates to certain expectations of the Company that have occurred since the filing of the 2020 Annual Report on Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2020 Annual Report on Form 10-K.
We have revised the following sections of the 2020 Annual Report on Form 10-K to reflect the retrospective revisions that have been made as a result of the changes to our segment structure:

•Part I, Item 1. Business:
◦Operating Segments
◦Liability for Losses and Loss Adjustment Expenses
◦Investments (incorporated into the Operating Segments discussion)
•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations:
◦Business Overview:
▪Non-GAAP Financial Measures
▪Underwriting Ratios (removed from this report)
▪Current Outlook
◦Consolidated Results of Operations - for the Years Ended December 31, 2020, 2019 and 2018
◦Results of Operations by Segment - for the Years Ended December 31, 2020, 2019 and 2018
◦Corporate and Other
◦Investable Assets
◦Liquidity and Capital Resources
▪Contractual Obligations
▪Critical Accounting Estimates
•Part II, Item 8. Financial Statements and Supplementary Data:
◦Consolidated Financial Statements:
▪Report of Independent Registered Public Accounting Firm
▪Notes to the Consolidated Financial Statements:
•Note 1 - Description of the Business
•Note 8 - Reinsurance Balances Recoverable on Paid and Unpaid Losses
•Note 10 - Losses and Loss Adjustment Expenses
•Note 13 - Premiums Written and Earned
•Note 14 - Goodwill and Intangible Assets
•Note 24 - Segment Information
◦Schedules:
▪Schedule III - Supplementary Insurance Information

In addition, references to reportable segments were also updated throughout Exhibit 99.2 to this Current Report on Form 8-K and we have added Note 26 - Events (Unaudited) Subsequent to the Date of the Independent Auditor's Report, to address updates that occurred after the filing of our 2020 Annual Report on 10-K.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed within this document.
Exhibits

Exhibit No.	Description

23.1	Consent of KPMG Audit Limited.

99.1	Updates, where applicable, to the Financial Supplement for the year ended December 31, 2020 as filed with the SEC on March 1, 2021.

99.2	Updates, where applicable, to Part I, Item 1, Part II, Item 7 and Part II, Item 8 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the SEC on March 1, 2021.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

June 11, 2021	By:	/s/ Zachary Wolf
Zachary Wolf
Chief Financial Officer